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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 16, 1999

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


     333-29495 and 333-29495-01                           52-2072056
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     (COMMISSION FILE NUMBERS)              (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                            Index to Exhibits appears at page 4.

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ITEM 5.    OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

         On January 6, 1999, Partners First sold 7,993 charged-off accounts to an unaffiliated company. The sale generated proceeds of $400,153.11 that were included in recoveries for the Partners First Credit Card Master Trust for January.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                   (REGISTRANT)



Dates:  February 16, 1999         By:    /s/ Mark J. Norwicz
                                         ---------------------------------
                                          Name:    Mark J. Norwicz
                                          Title:   Treasurer



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                 (CO-REGISTRANT)



Dates:  February 16, 1999         By:    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                            (Originator of the Co-Registrant)



                                         /s/ Mark J. Norwicz
                                           ---------------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
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20                Monthly Servicer's Certificate.